Exhibit 99.1

CLIMB STARTING THE YEAR END 2019 INVESTOR PRESENTATION FEBRUARY 2020 (NYSE: PINE)

Snap Shot of PINE 2 Attractive Valuation with Significant Growth Potential STOCK PRICE (@ IPO) $19.00 Q4 2019 DIVIDEND per diluted SHARE TOTAL DEBT SHARES OUTSTANDING (rounded) (1) ≈$0.06 $10.5mm ≈9,127,000 As of February 3, 2020 unless otherwise noted ESTIMATED FFO/SHARE – FY 2020 $1.20 - $1.30 ESTIMATED AFFO/SHARE – FY 2020 $1.15 - $1.25 EQUITY MARKET CAP (@ 2.3.20) $173mm (1) Includes approximately 1,224,000 OP Units

Initial Alpine Portfolio Overview 3 (1) Tenant or Tenant’s Parent Company 8.5 Years 100% Occupied with Long Duration Leases » 8.5 year weighted average remaining lease term with no maturities until 2024 58% Contractual Rent Growth » 58% of ABR (B) from leases that have contractual increases in base rent Low Leverage Low Leverage / Strong Growth Runway » Only utilized $10.5mm of $100M line of credit capacity 24 assets Diversified across Geography, Tenant & Asset Type » Portfolio has 24 assets, occupied by 19 tenants across 18 markets in 14 industries and 12 states 89% Credit Tenants (D) Strong Tenants » 89% of ABR (B) is from publicly - traded tenants (1) 37% of ABR (B) is from investment grade tenants (1) 83% Attractive Locations » 83% of ABR (B) from tenants located in MSAs with greater than 1 million people High Quality Single - Tenant Net Leased Portfolio – Low Leverage As of February 3, 2020 unless otherwise noted

Attractive Portfolio 4 No Leases Expiring until 2024 58% with Contractual Rent Bumps (1) Flat Other Escalation Annual 42% 32% 26% High Quality Portfolio with Diverse Long - Term Cash Flows and No Near - Term Maturities $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 As of February 3, 2020 unless otherwise noted (1) Based on ABR (B)

Portfolio Diversity (1) Based on ABR (B) 5 Portfolio Diversified Across 18 Markets, 12 States and Tenants in 14 Industries 21% 17% 8% 7% 5% 5% 5% 5% 4% 4% 4% 3% 3% 2% 2% 5% Portland Orlando Tampa Reno Austin Boston Whitewater Winston Salem Dallas/Ft. Worth 3 Others Jacksonville Birmingham Atlanta Phoenix Raleigh Cincinnati MSA (1) 26% 21% 10% 10% 8% 5% 5% 4% 4% 3% 4% Florida Oregon North Carolina Georgia Texas Arizona Nevada Massachusetts Wisconsin Alabama 2 Others STATE (1) 21% 17% 10% 9% 7% 7% 7% 5% 5% 5% 3% 4% Financial Services Hospitality Leisure Retailer Entertainment Convenience Store Pharmacy Fitness Home Improvement Home Goods Casual Dining Specialty Retail 3 Others Industry (1) As of February 3, 2020 unless otherwise noted

Primary Focus on Top U.S. Real Estate Markets 6 Rank Market 1 Austin 2 Raleigh 3 Nashville 4 Charlotte 5 Boston 6 Dallas / Fort Worth 7 Orlando 8 Atlanta 9 Los Angeles 10 Seattle 11 Tampa 12 San Francisco 13 San Jose 14 DC - Northern VA 15 New York - Brooklyn 16 Indianapolis 17 Denver 18 Orange County 19 Charleston 20 Portland 21 Miami 22 Salt Lake City 23 Jacksonville 24 San Antonio 25 Philadelphia (1) As ranked by Urban Land Institute & PWC in the ‘2020 Emerging Trends in Real Estate’ publication 74% of ABR (B) Located in Top 25 Markets As of February 3, 2020 unless otherwise noted Portland, OR (21%) Boston, MA (4%) Raleigh, NC (5%) Charlotte, NC (1%) Atlanta, GA (8%) Tampa, FL (7%) Orlando, FL (17%) Austin, TX (5%) Dallas/Ft. Worth, TX (3%) Jacksonville, FL (3%) Alpine Property in Top 25 Real Estate Markets (percent of ABR (B) ) (1) Location of other Alpine Properties

Comparison with our Peers 7 Single - Tenant Net Leased Portfolio that Compares Favorably to Peers 2020 AFFO Multiple 23.4x 22.0x 19.1x 19.5x 15.0x 22.4x 14.8x (1) A+ BB+ BBB B+ B NR B - NR B B BBB BBB BBB A+ NR B+ NR NR NR B+ AA - B - B+ B+ B B - BBB BBB BBB BBB BBB AA - BBB BBB B+ (1) Estimate based on $19 price per share (2) Peer info as of most recent published information As of February 3, 2020 unless otherwise noted

2020 Guidance 8 FY2020 Guidance FFO per diluted share $1.20 - $1.30 AFFO per diluted share $1.15 - $1.25 Acquisition of Income - Producing Assets (A) $12 0mm Target Investment Yield (Initial Yield – Unlevered) 6.5% - 7.5% Earnings per diluted share $0.10 - $0.20 Positioned for Growth – Starting The Climb Guidance is based on current plans and assumptions and is subject to risks and uncertainties more fully described in the Company’s filings with the Securities and Exchange Commission

Our Board of Directors 9 John P. Albright President & Chief Executive Officer Consolidated - Tomoka Land Co. Good Capital Group Andrew C. Richardson Chief Operating Officer Waypoint Real Estate Investments Mark O. Decker, Jr. President & Chief Executive Officer Investors Real Estate Trust M. Carson Good President Good Capital Group Jeffrey S. Yarckin President & Chief Operating Officer TriGate Capital PINE Chairman Outstanding Board – Respected, Experienced, and Independent

Our Management Team

Executive Team

		Years of Experience	Public Company Experience	Real Estate Operations / Finance	Previous Companies
	**John P. Albright** President & Chief Executive Officer	32	19	32	Goldman Sachs, Morgan Stanley, Crescent
	**Steven R. Greathouse** SVP of Investments	18	15	18	N3 Real Estate, Morgan Stanley, Crescent
	**Mark E. Patten** SVP & Chief Financial Officer	33	28	18	CNL, KPMG, Vistana, Simply Self Storage
	**Daniel E. Smith** SVP, General Counsel, Corp. Secretary	27	22	27	Goldman Sachs, Crescent, H&L

Other Key Personnel



E. Scott Bullock
VP, Real Estate



Theresa Thornton-Hill
VP, Assoc. General Counsel & Assistant Corp. Secretary



Lisa Vorakoun
VP and Controller

Strong Management Team

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11 APPENDIX

Summary of our Portfolio

	Tenant	Type	MSA	Credit Rating [1]	Rentable Square Feet [2]	ABR% [3]	Remaining Lease Term [4]
1	Wells Fargo	Office	Portland-Vancouver-Hillsboro, OR-WA	A+	211,863	21%	5.9
2	Hilton Grand Vacations - MCC	Office	Orlando-Kissimmee-Sanford, FL	BB+	102,019	12%	6.8
3	LA Fitness	Retail	Tampa-St. Petersburg-Clearwater, FL	B+	45,000	7%	12.2
4	Container Store	Retail	Phoenix-Mesa-Scottsdale, AZ	B	23,329	5%	10.1
5	At Home	Retail	Raleigh, NC	B+	116,334	5%	9.6
6	Century Theater	Retail	Reno, NV	BB	52,474	5%	4.8
7	Hilton Grand Vacations - Cambridg	Office	Orlando-Kissimmee-Sanford, FL	BB+	31,895	5%	6.8
8	Alpine Valley Music Theatre (2)	Retail	Whitewater-Elkhorn, WI	BB-	158 Acres	4%	10.2
9	Hobby Lobby	Retail	Winston-Salem, NC	N/A	55,000	4%	10.2
10	Dick's Sporting Goods	Retail	Atlanta-Sandy Springs-Roswell, GA	N/A	46,315	3%	4.0
11	Jo-Ann Fabric	Retail	Boston-Cambridge-Newton, MA-NH	B-	22,500	3%	9.0
12	Conn's	Retail	Dallas-Fort Worth-Arlington, TX	B	37,957	3%	11.3
13	7-Eleven	Retail	Austin-Round Rock, TX	AA-	6,400	3%	15.0
14	Walgreens	Retail	Birmingham-Hoover, AL	BBB	14,516	2%	9.2
15	Walgreens	Retail	Atlanta-Sandy Springs-Roswell, GA	BBB	15,120	2%	5.7
16	Best Buy	Retail	Atlanta-Sandy Springs-Roswell, GA	BBB	30,038	2%	6.2
17	BP	Retail	Cincinnati, OH-KY-IN	N/A	2,578	2%	10.8
18	Outback	Retail	Charlottesville, VA	BB	7,216	2%	11.7
19	7-Eleven	Retail	Austin-Round Rock, TX	AA-	7,726	2%	15.0
20	Walgreens	Retail	Albany, GA	BBB	14,770	2%	13.0
21	Outback	Retail	Charlotte-Concord-Gastonia, NC-SC	BB	6,297	1%	11.7
22	Scrubbles (2)	Retail	Jacksonville, FL	N/A	4,512	1%	17.7
23	Cheddars (2)	Retail	Jacksonville, FL	BBB	8,146	1%	7.7
24	Family Dollar	Retail	Boston-Cambridge-Newton, MA-NH	BBB-	9,228	1%	4.2
	Total/ Weighted Average				**871,233**	**100%**	**8.5**

(1) Tenant, or tenant parent, rated entity [c]
(2) Ground Leases; rentable SF for both assets is RSF for vertical building - Rentable SF Total and annualized base rent per SF exclude Alpine Valley Music Theatre
(3) Annualized Base Rent as of February 3, 2020 [B]
(4) Remaining Lease Term calculated as of February 3, 2020

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SINGLE - TENANT OFFICE 13 Hillsboro, Oregon MSA: Portland, OR Asset Type: Office Tenant: Wells Fargo S&P Rating: A+ % of Portfolio Rent: ≈21% Square Feet: 211,863 Remaining Lease Term: 5.9 years Year Built: 1978/2009 Escalations: Flat MSA Population: 2,478,810 Investment Highlights: Wells has made $14mm improvements to the building Great location in suburban Portland; 2 - 3 miles from the Nike HQ Portfolio Highlight

SINGLE - TENANT OFFICE 14 Portfolio Highlight Orlando, Florida MSA: Orlando, FL Asset Type: Office Tenant: Hilton Grand Vacations S&P Rating: BB+ % of Portfolio Rent: ≈12% Square Feet: 102,019 Remaining Lease Term: 6.8 years Year Built: 1988/2000 Escalations: Annual MSA Population: 2,572,962 Investment Highlights: Below market rents Rare high - quality office space in this Orlando submarket MCC Building

SINGLE - TENANT RETAIL 15 Portfolio Highlight Brandon, Florida MSA: Tampa, FL Asset Type: Retail Tenant: LA Fitness S&P Rating: B+ % of Portfolio Rent: ≈7% Square Feet: 45,000 Remaining Lease Term: 12.2 years Year Built: 2006 Escalations: Every 5 yrs. MSA Population: 3,142,663 Investment Highlights: High performing location for LA Fitness Recent 15 - year renewal

SINGLE - TENANT RETAIL 16 Portfolio Highlight Glendale, Arizona MSA: Phoenix, AZ Asset Type: Retail Tenant: Container Store S&P Rating: B % of Portfolio Rent: ≈5% Square Feet: 23,329 Remaining Lease Term: 10.1 years Year Built: 2015 Escalations: Every 5 yrs. MSA Population: 4,857,962 Investment Highlights: Access to major artery in Phoenix Outparcel of Macerich’s Arrowhead Mall

SINGLE - TENANT RETAIL 17 Portfolio Highlight Raleigh, North Carolina MSA: Raleigh, NC Asset Type: Retail Tenant: At Home S&P Rating: B+ % of Portfolio Rent: ≈5% Square Feet: 116,334 Remaining Lease Term: 9.6 years Year Built: 1995/2014 Escalations: Annual MSA Population: 1,362,540 Investment Highlights: Adjacent to mass transit route into Raleigh Below market rents

SINGLE - TENANT RETAIL 18 Portfolio Highlight Reno, Nevada MSA: Reno, NV Asset Type: Retail Tenant: Century Theatres S&P Rating: BB % of Portfolio Rent: ≈5% Square Feet: 52,474 Remaining Lease Term: 4.8 years Year Built: 2000 Escalations: Flat MSA Population: 469,764 Investment Highlights: Located on full city block in downtown Reno on the Truckee River Century just exercised their second renewal option

SINGLE - TENANT OFFICE 19 Portfolio Highlight Orlando, Florida MSA: Orlando, FL Asset Type: Office Tenant: Hilton Grand Vacations S&P Rating: BB+ % of Portfolio Rent: ≈5% Square Feet: 31,895 Remaining Lease Term: 6.8 years Year Built: 1988/2000 Escalations: Annual MSA Population: 2,572,962 Investment Highlights: Below market rents Rare high - quality office space in this Orlando submarket Cambridge Building

SINGLE - TENANT RETAIL 20 Portfolio Highlight East Troy, Wisconsin MSA: Whitewater - Elkhorn, WI Asset Type: Retail Tenant: Live Nation Entertainment S&P Rating: BB - % of Portfolio Rent: ≈4% Square Feet: (NA) 158 Acres Remaining Lease Term: 10.2 years Year Built: 1977 Escalations: Annual MSA Population: 103,718 Investment Highlights: Long - term absolute net lease with over 10 years remaining Tenant is investing capital into property to control market

SINGLE - TENANT RETAIL 21 Portfolio Highlight Winston - Salem, North Carolina MSA: Winston - Salem, NC Asset Type: Retail Tenant: Hobby Lobby S&P Rating: N/A % of Portfolio Rent: ≈4% Square Feet: 55,000 Remaining Lease Term: 10.2 years Year Built: 2015 Escalations: Every 5 years MSA Population: 671,456 Investment Highlights: Located on major retail corridor in Winston - Salem Below market rents

SINGLE - TENANT RETAIL 22 Portfolio Highlight McDonough, Georgia MSA: Atlanta, GA Asset Type: Retail Tenant: Dick's Sporting Goods S&P Rating: N/A % of Portfolio Rent: ≈3% Square Feet: 46,315 Remaining Lease Term: 4.0 years Year Built: 2006 Escalations: Flat MSA Population: 5,949,951 Investment Highlights: Suburb of Atlanta with strong demographics Tenant commitment to location by closing nearby store

SINGLE - TENANT RETAIL 23 Portfolio Highlight Saugus, Massachusetts MSA: Boston, MA Asset Type: Retail Tenant: Jo - Ann Fabric S&P Rating: B - % of Portfolio Rent: ≈3% Square Feet: 22,500 Remaining Lease Term: 9.0 years Year Built: 2009 Escalations: Every 5 years MSA Population: 4,875,390 Investment Highlights: Located on the main route to Boston (~11mi away) Top 5 performing store in New England region

SINGLE - TENANT RETAIL 24 Portfolio Highlight Hurst, Texas MSA: Dallas/Ft. Worth, TX Asset Type: Retail Tenant: Conn’s Credit Rating: B % of Portfolio Rent: ≈3% Square Feet: 37,957 Remaining Lease Term: 11.3 Year Built: 1982/2019 Escalations: Flat MSA Population: 7,539,711 Investment Highlights: Strategically located near The Shops at NorthEast Mall in Fort Worth Tenant relocated to property to increase physical store footprint

SINGLE - TENANT RETAIL 25 Portfolio Highlight Austin, Texas MSA: Austin, TX Asset Type: Retail Tenant: 7 - Eleven S&P Rating: AA - % of Portfolio Rent: ≈3% Square Feet: 6,400 Remaining Lease Term: 15.0 years Year Built: 2019 Escalations: In Year 10 MSA Population: 2,168,316 Investment Highlights: Located near retail corridor South of Austin Purchase and remodel of existing convenience store

SINGLE - TENANT RETAIL 26 Portfolio Highlight Birmingham, Alabama MSA: Birmingham, AL Asset Type: Retail Tenant: Walgreens S&P Rating: BBB % of Portfolio Rent: ≈3% Square Feet: 14,516 Remaining Lease Term: 9.2 years Year Built: 2003 Escalations: Flat MSA Population: 1,151,801 Investment Highlights: High visibility corner adjacent to top performing Publix Well located in Birmingham

SINGLE - TENANT RETAIL 27 Portfolio Highlight Alpharetta, Georgia MSA: Atlanta, GA Asset Type: Retail Tenant: Walgreens S&P Rating: BBB % of Portfolio Rent: ≈2% Square Feet: 15,120 Remaining Lease Term: 5.7 years Year Built: 2000 Escalations: Flat MSA Population: 5,949,951 Investment Highlights: Affluent suburb of Atlanta

SINGLE - TENANT RETAIL 28 Portfolio Highlight McDonough, Georgia MSA: Atlanta, GA Asset Type: Retail Tenant: Best Buy S&P Rating: BBB % of Portfolio Rent: ≈2% Square Feet: 30,038 Remaining Lease Term: 6.2 years Year Built: 2006 Escalations: Flat MSA Population: 5,949,951 Investment Highlights: Suburb of Atlanta with strong demographics Recently extended lease

SINGLE - TENANT RETAIL 29 Portfolio Highlight Highland Heights, Kentucky MSA: Cincinnati, OH Asset Type: Retail Tenant: BP S&P Rating: NA % of Portfolio Rent: ≈2% Square Feet: 2,578 Remaining Lease Term: 10.8 years Year Built: 1991 Escalations: Annual MSA Population: 2,190,209 Investment Highlights: Strategically located within dense retail corridor surrounded by national tenants Located one mile from Northern Kentucky University

SINGLE - TENANT RETAIL 30 Portfolio Highlight Charlottesville, Virginia MSA: Charlottesville, VA Asset Type: Retail Tenant: Outback S&P Rating: BB % of Portfolio Rent: ≈2% Square Feet: 7,216 Remaining Lease Term: 11.7 years Year Built: 1984 Escalations: Annual MSA Population: 235,232 Investment Highlights: High performing restaurant Located in top retail market within leading college market

SINGLE - TENANT RETAIL 31 Portfolio Highlight Georgetown, Texas MSA: Austin, TX Asset Type: Retail Tenant: 7 - Eleven S&P Rating: AA - % of Portfolio Rent: ≈2% Square Feet: 7,726 Remaining Lease Term: 15.0 years Year Built: 2019 Escalations: In Year 10 MSA Population: 2,168,316 Investment Highlights: Located near Interstate 35 just North of Austin Brand new build - to - suit construction for 7 - Eleven, Inc.

SINGLE - TENANT RETAIL 32 Portfolio Highlight Albany, Georgia MSA: Albany, GA Asset Type: Retail Tenant: Walgreens S&P Rating: BBB % of Portfolio Rent: ≈2% Square Feet: 14,770 Remaining Lease Term: 13.0 years Year Built: 2007 Escalations: Flat MSA Population: 153,009 Investment Highlights: Tenant closed nearby property in favor of this one Situated along main retail corridor

SINGLE - TENANT RETAIL 33 Portfolio Highlight Charlotte, North Carolina MSA: Charlotte, NC Asset Type: Retail Tenant: Outback S&P Rating: BB % of Portfolio Rent: ≈2% Square Feet: 6,297 Remaining Lease Term: 11.7 years Year Built: 1997 Escalations: Annual MSA Population: 2,569,213 Investment Highlights: In strong location on major access road High performing restaurant

SINGLE - TENANT RETAIL 34 Portfolio Highlight Jacksonville, Florida MSA: Jacksonville, FL Asset Type: Ground Lease Tenant: Scrubbles S&P Rating: N/A % of Portfolio Rent: ≈1% Square Feet: 4,512 Remaining Lease Term: 17.7 years Year Built: 2017 Escalations: Every 5 years MSA Population: 1,534,701 Investment Highlights: Ground lease within leading retail corridor in Jacksonville Advantageous ground lease structure

SINGLE - TENANT RETAIL 35 Portfolio Highlight Jacksonville, Florida MSA: Jacksonville, FL Asset Type: Ground Lease Tenant: Cheddars S&P Rating: BBB % of Portfolio Rent: ≈1% Square Feet: 8,146 Remaining Lease Term: 7.7 years Year Built: 2017 Escalations: Every 5 years MSA Population: 1,534,701 Investment Highlights: Ground lease within leading retail corridor in Jacksonville Located adjacent to St. John's town center

SINGLE - TENANT RETAIL 36 Portfolio Highlight Lynn, Massachusetts MSA: Boston, MA Asset Type: Retail Tenant: Family Dollar S&P Rating: BBB - % of Portfolio Rent: ≈1% Square Feet: 9,228 Remaining Lease Term: 4.2 years Year Built: 2014 Escalations: Flat MSA Population: 4,875,390 Investment Highlights: Dense submarket of Boston Located adjacent to commuter rail into Boston

End Notes 37 End Notes references utilized in this presentation A. There can be no assurances regarding the likelihood of acquisitions occurring or the timing or final terms thereof . B. Annualized Base Rent (“ABR”) is calculated based on our current portfolio as of February 3 , 2020 reflecting : (i) annualized straight - line base rent as of February 3 , 2020 . C. Dividends, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future . D. Investment grade tenants are defined as tenants with a credit rating of BBB - or higher from a nationally recognized rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies .

Disclaimer

This presentation may contain "forward-looking statements." Forward-looking statements include statements that may be identified by words such as "could," "may," "might," "will," "likely," "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects," "continues," "projects" and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company's current expectations and assumptions regarding capital market conditions, the Company's business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, known and unknown risks and changes in circumstances that are difficult to predict. As a result, the Company's actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, the availability of capital, risks related to the Company's status as a REIT, risks inherent in the real estate business, including tenant defaults, local real estate conditions, increases in operating costs, the preferences and financial condition of the Company's tenants, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters, and other factors. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission (the "Commission"), including those set forth under "Risk Factors" in the Company's Registration Statement on Form S-11 and the Company's Annual Report on Form 10-K for the year ended December 31, 2019 which will be filed by early March 2020 (the "Company 10-K"). Copies of each filing may be obtained from the Company's or the Commission's website. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. Such forward-looking statements should be regarded solely as reflections of the Company's current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this presentation. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Use of Non-GAAP Financial Information

Our reported results are presented in accordance with GAAP. We also disclose Funds From Operations ('FFO') and Adjusted Funds From Operations ('AFFO') both of which are non-GAAP financial measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs.

FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals.

FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies.

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CLIMB STARTING THE YEAR END 2019 INVESTOR PRESENTATION FEBRUARY 2020 (NYSE: PINE) 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@alpinereit.com For additional information, please see our website www.AlpineREIT.com. Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@alpinereit.com